Net loss per share	12 Months Ended
Dec. 31, 2017
Net loss per share
Net loss per share

Note 3. Net loss per share

Basic net loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss by the weighted average number of common shares and common share equivalents outstanding for the period. Common stock equivalents are only included when their effect is dilutive. Potentially dilutive securities, which include warrants, outstanding stock options under the stock option plan and shares issuable in future periods, such as RSU awards, have been excluded from the computation of diluted net loss per share as they would be anti-dilutive. For all periods presented, there is no difference in the number of shares used to compute basic and diluted shares outstanding due to the Company’s net loss position. Restricted stock is considered legally issued and outstanding on the grant date, while RSUs are not considered legally issued and outstanding until the RSUs vest. Once the RSUs are vested, equivalent common shares will be issued or issuable to the grantee and therefore the RSUs are not considered for inclusion in total common shares issued and outstanding until vested.

The following potentially dilutive securities outstanding were excluded from consideration in the computation of diluted net loss per share of common stock for the years ended December 31, 2017, 2016 and 2015, respectively, because including them would have been anti-dilutive:

	December 31,
	2017	2016	2015
Series C Redeemable Convertible Preferred Stock Warrants (as converted)	70,833	70,833	70,833
Common Stock Warrants	—	—	50,158
Stock options outstanding	2,454,973	2,107,344	1,352,283
RSU’s granted, not issued or outstanding	85,000	—	—